UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A
                                 (AMENDMENT #1)

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 1, 1996


                        Commission File Number 033-73160

                               CALPINE CORPORATION
                           (A California Corporation)
                  I.R.S. Employer Identification No. 77-0031605


                           50 WEST SAN FERNANDO STREET
                           SAN JOSE, CALIFORNIA 95113
                            TELEPHONE: (408) 995-5115





      This report on Form 8-K/A, including all exhibits, contains 24 pages.
             The exhibit index is located on page 3 of this report.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
- ------------------------------------------------------

The King City cogeneration facility (the "Facility") is a 120 megawatt natural gas-fired combined cycle facility located in King City, California. On May 1, 1996 Calpine Corporation ("Calpine" or the "Company"), through its wholly owned subsidiary Calpine King City Cogen, LLC, completed the transaction to enter into an operating lease for the Facility with BAF Energy, A California Limited Partnership ("BAF" or the "Lessor"). Under the terms of the operating lease, Calpine will make semi-annual lease payments to BAF, a portion of which is supported by a $100.7 million collateral fund, owned by the Company. The collateral fund consists of a portfolio of investment grade and U.S. Treasury Securities that will mature serially in amounts equal to a portion of the lease payments.

The Company financed the collateral fund and other transaction costs through a $45.0 million loan provided by the Bank of Nova Scotia, $50.0 million of proceeds from the issuance of preferred stock to Electrowatt, the parent company of Calpine, and $13.3 million of borrowings under the Company's credit facility with Credit Suisse.

The Facility generates electricity for sale to Pacific Gas & Electric Company pursuant to a long term power sales agreement, which terminates in 2019. Natural gas for the Facility is currently supplied pursuant to a contract with Chevron USA Inc., which expires June 30, 1997.

Calpine intends to continue to operate the Facility in the same business following the transaction.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS
- -----------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired

                  The  following  financial   statements  of  the  Facility  are
attached hereto and incorporated herein by reference:

                  1. Audited Balance Sheets, as of October 31, 1995 and 1994, and the related statements of income, partners' equity and cash flows for each of the three years ended October 31, 1995, 1994 and 1993, together with the report thereon by Arthur Andersen LLP, independent accountants for the Lessor. Condensed unaudited Balance Sheets, as of January 31, 1996 and October 31, 1995, and the related condensed unaudited statements of income and cash flows for each of the three month periods ended January 31, 1996 and 1995.

         (b)      Pro Forma Financial Information

                  Pro forma financial information for the transaction described in Item 2, consisting of a Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995, a Pro Forma Condensed Consolidated Statement of Operations for the three month period ended March 31, 1996, and a Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996, together with notes thereto, are attached hereto and incorporated herein by reference.

         (c)      Exhibits

                  2.1. Lease  dated as of April 24,  1996,  between BAF Energy A
                       California Limited Partnership, Lessor, and Calpine King City Cogen, LLC, Lessee.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                               YEAR ENDED DECEMBER 31, 1995
                                          -----------------------------------------------------------------
                                                                     PRO FORMA
                                                    RECENT         FOR THE RECENT  KING CITY
                                                    TRANSACTION     TRANSACTION    TRANSACTION
                                          ACTUAL    ADJUSTMENTS(1)  ADJUSTMENTS    ADJUSTMENTS(2) PRO FORMA
                                          ------    -----------     -----------    -----------    ---------
                                                      (in thousands, except per share data)
STATEMENT OF OPERATIONS DATA:
Revenue:
   Electricity and steam sales ........   $ 127,799    $   9,292    $ 137,091      $  43,836    $ 180,927
   Service contract revenue ...........       7,153          250        7,403           --          7,403
   Income (loss) from unconsolidated
      investments in power projects ...      (2,854)        --         (2,854)          --         (2,854)
   Interest income on loans to power ..
      projects ........................        --          2,564        2,564           --          2,564
                                          ---------    ---------    ---------      ---------    ---------

      Total revenue ...................     132,098       12,106      144,204         43,836      188,040

Cost of revenue .......................      77,388       12,346       89,734         33,259      122,993
                                          ---------    ---------    ---------      ---------    ---------

Gross profit ..........................      54,710         (240)      54,470         10,577       65,047

Project development expenses ..........       3,087         --          3,087           --          3,087
General and administrative expenses ...       8,937         --          8,937           --          8,937
                                          ---------    ---------    ---------      ---------    ---------

      Income from operations ..........      42,686         (240)      42,446         10,577       53,023

Interest expense ......................      32,154        2,853       35,007          4,172       39,179
Other income, net .....................      (1,895)        (105)      (2,000)        (7,158)      (9,158)
                                          ---------    ---------    ---------      ---------    ---------
      Income before provison for income
          taxes .......................      12,427       (2,988)       9,439         13,563       23,002

Provision for income taxes ............       5,049       (1,214)       3,835          5,509        9,344
                                          ---------    ---------    ---------      ---------    ---------

          Net income ..................   $   7,378    $  (1,774)   $   5,604      $   8,054    $  13,658
                                          =========    =========    =========      =========    =========

Earnings per share:
          Net income per share ........   $    3.33                                             $    6.17
                                          =========                                             =========

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                     THREE MONTHS ENDED MARCH 31, 1996
                                                    ------------------------------------
                                                             KING CITY
                                                             TRANSACTION
                                                     ACTUAL  ADJUSTMENTS(3) PRO FORMA
                                                     ------  -----------    ---------
                                                   (in thousands, except per share data)
STATEMENT OF OPERATIONS DATA:
Revenue:
   Electricity and steam sales ....................  $ 25,775   $  4,957    $30,732
   Service contract revenue .......................     2,586       --        2,586
   Income (loss) from unconsolidated investments in
      power projects ..............................     1,415       --        1,415
   Interest income on loans to power projects .....     1,897       --        1,897
                                                      -------    -------    -------

      Total revenue ...............................    31,673      4,957     36,630

Cost of revenue ...................................    21,329      7,009     28,338
                                                      -------    -------    -------

Gross profit ......................................    10,344     (2,052)     8,292

Project development expenses ......................       516       --          516
General and administrative expenses ...............     2,640       --        2,640
                                                      -------    -------    -------

      Income from operations ......................     7,188     (2,052)     5,136

Interest expense ..................................     8,219      1,043      9,262
Other income, net .................................      (533)    (1,790)    (2,323)
                                                      -------    -------    -------

      Income before provison for income taxes .....      (498)    (1,305)    (1,803)

Provision for (benefit from) income taxes .........      (204)      (535)      (739)
                                                      -------    -------    -------

          Net income (loss) ....................... $    (294)  $   (770)   $(1,064)
                                                      =======    =======    =======

 Earnings per share:
      Net income per share ........................ $   (0.15)             $  (0.53)
                                                      =======               =======

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


(1) The recent transaction adjustments, presented in the Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995, give effect to the following transactions as if such transactions had occurred on January 1, 1995; (i) the acquisition by the Company of the Greenleaf 1 and 2 Facilities, which actually occurred on April 21, 1995;
     (ii) the acquisition by the Company of the lease for the Watsonville Facility, which actually occurred on June 29, 1995; and (iii) the entry by the Company into the agreements in respect to the Cerro Prieto Steam Fields, which actually occurred on November 17, 1995.

                                      Greenleaf
                                      1 and 2     Watsonville Cerro Prieto
                                      Facilities  Facility    Steam Fields    Total
                                      ----------  --------    ------------    -----
                                                     (in thousands)

STATEMENT OF OPERATIONS DATA:
Revenue:
   Electricity and steam sales .....  $   5,314   $ 3,978     $    --       $  9,292
   Service contract revenue ........        --        --           250           250
   Income (loss) from unconsolidated
       investments in power projects        --        --           --           --
   Interest income on loans to power
       projects ....................        --        --          2,564        2,564
                                        -------   -------       -------      -------

       Total revenue ...............      5,314     3,978         2,814       12,106

Cost of revenue ....................      7,756     4,590          --         12,346
                                        -------   -------       -------      -------

Gross profit .......................     (2,442)     (612)        2,814         (240)

Project development expenses .......       --         --           --           --
General and administrative expenses        --         --           --           --
                                        -------   -------       -------      -------

       Income from operations ......    (2,442)      (612)        2,814         (240)

Interest expense ...................     1,921       --             932        2,853
Other income, net ..................      (105)      --            --           (105)
                                        -------   -------       -------      -------
       Income before provision for
          income taxes .............    (4,258)      (612)        1,882       (2,988)

 Provision for (benefit from) income
   taxes ...........................    (1,730)      (249)          765       (1,214)
                                        -------   -------       -------      -------

          Net income (loss) ........ $  (2,528)   $  (363)    $   1,117     $ (1,774)
                                       =======    =======       =======      =======

(2) The King City Transaction Adjustments presented give effect to the King City transaction as if it had occurred on January 1, 1995.

(3) The King City Transaction Adjustments, presented in the Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1996, give effect to the King City transaction as if it had occurred on January 1, 1996.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                             AS OF MARCH 31, 1996
                                                  ------------------------------------------
                                                                    KING CITY
                                                                    TRANSACTION
                                                       ACTUAL       ADJUSTMENTS    PRO FORMA
                                                       ------       -----------    ---------
                                                                  (in thousands)
ASSETS
Current assets:
   Cash and cash equivalents ...................... $   68,647    $  (50,000)(1)   $ 18,647
   Accounts receivable ............................     17,522           782 (2)     18,304
   Other current assets ...........................     13,014          --           13,014
                                                      --------      --------        -------
       Total current assets .......................     99,183       (49,218)        49,965
Property, plant & equipment, net ..................    448,261        82,090 (3)    530,351
Investment in power projects ......................     12,206          --           12,206
Notes receivable ..................................     31,270          --           31,270
Restricted marketable securities ..................       --         100,700 (4)    100,700
Other assets ......................................     14,429         7,260 (5)     21,689
                                                      --------      --------        -------
       Total assets ............................... $  605,349    $  140,832       $746,181
                                                      ========      ========        =======
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
   Current portion of non-recourse project ........
       financing .................................. $   83,846    $   45,000 (6)  $ 128,846
   Other current liabilities ......................     16,348           461 (7)     16,809
                                                      --------      --------       --------
       Total current liabilities ..................    100,194        45,461        145,655
Long-term credit facility .........................     32,151        13,281 (8)     45,432
 Non-recourse long-term project financing, less
   current portion ................................    185,798          --          185,798
Notes payable .....................................      6,473          --            6,473
Senior Notes Due 2004 .............................    105,000          --          105,000
Deferred lease incentive ..........................       --          82,090 (9)     82,090
Deferred income taxes, net ........................     97,164          --           97,164
Other liabilities .................................      3,636          --            3,636
                                                      --------      --------       --------
       Total liabilities ..........................    530,416       140,832        671,248
                                                      --------      --------       --------
Shareholder's equity:
   Preferred stock ................................     50,000          --           50,000
   Common stock ...................................      6,224          --            6,224
   Retained earnings ..............................     18,709          --           18,709
                                                      --------      --------       --------
       Total shareholder's equity .................     74,933          --           74,933
                                                      --------      --------       --------
       Total liabilities and shareholder's equity  $   605,349    $  140,832      $ 746,181
                                                      ========      ========       ========


                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET


 (1)  Represents  the  cash  required  to  finance,   in  part,  the  King  City
      transaction.

 (2)  Represents the accounts receivable in the King City transaction.

 (3) Represents the value of the power sales agreement rights assumed with the lease associated with the King City transaction

 (4) Reflects the collateral fund of investment grade securities owned by the Company to support a portion of the annual operating lease payments associated with the King City transaction.

 (5) Includes $1.3 million required to fund reserve accounts, $2.0 million to terminate the existing operating and maintenance agreement, $6.4 million of prepaid expenses, $1.8 million of transaction costs that are capitalized and written off over the life of the lease reduced by a $4.2 million adjustment associated with the King City transaction to account for differences between the effective date and the closing date.

 (6) Represents the $45 million Bank of Nova Scotia loan required to finance, in part, the King City transaction.

 (7)  Represents the accounts payable in the King City transaction.

 (8) Reflects additional borrowings under the Credit Suisse Credit Facility required to finance, in part, the King City transaction.

 (9) Represents the deferred lease incentive to reflect the value of the power sales agreement assumed in the King City transaction.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  June 3, 1996


                                     By:           /s/ Ann B. Curtis
                                                -------------------------------
                                                Name:  Ann B. Curtis
                                                Title: Senior Vice President

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the General Partner of
BAF Energy, A California Limited Partnership:

    We have audited the accompanying balance sheets of BAF Energy, A California Limited Partnership, as of October 31, 1995 and 1994, and the related statements of income, partners' equity and cash flows for each of the three years ended October 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BAF Energy, A California Limited Partnership, as of October 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years ended October 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.

    As explained in Note 1 to the financial statements, effective November 1, 1994, the Company changed its method of accounting for investments.

    As discussed in Note 8 to the financial statements, subsequent to October 31, 1995, the Partnership signed a letter agreement with a third party to lease substantially all of its property, plant and equipment and assign all related contracts to a third party.

ARTHUR ANDERSEN LLP

San Francisco, California
December 6, 1995

                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                                 BALANCE SHEETS
                            OCTOBER 31, 1995 AND 1994

                                                 1995           1994
                                               ----------    ----------
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS..............     $ 3,757,921   $ 5,363,057
  AVAILABLE FOR SALE SECURITIES..........       1,919,184            --
  RESTRICTED AVAILABLE-FOR-SALE SECURITIES      7,241,305    12,332,244
  ACCOUNTS RECEIVABLE -- TRADE...........      10,916,919     5,277,413
  SUPPLIES INVENTORY.....................       2,153,129     2,060,935
  PREPAID INSURANCE......................         288,383       251,375
                                              -----------    ----------
          TOTAL CURRENT ASSETS...........      26,276,841    25,285,024
                                              -----------    ----------
PROPERTY, PLANT AND EQUIPMENT..........       100,258,434   100,210,960
  ACCUMULATED DEPRECIATION AND AMORTIZATION   (24,387,912)  (20,854,389)
                                              -----------    ----------
                                               75,870,522    79,356,571
                                              -----------    ----------
          TOTAL ASSETS...................    $102,147,363  $104,641,595
                                              ===========   ===========
LIABILITIES AND PARTNERS' EQUITY
CURRENT LIABILITIES
  ACCOUNTS PAYABLE.......................    $  1,598,177    $2,824,110
  INTEREST PAYABLE.......................       1,309,566     1,396,495
  PAYABLE TO AFFILIATE...................         166,569       615,881
  CURRENT PORTION OF LONG-TERM LIABILITIES      5,444,386     5,283,785
                                              -----------    ----------
          TOTAL CURRENT LIABILITIES......       8,518,698    10,120,271
                                              -----------    ----------
LONG-TERM LIABILITIES....................      66,804,704    71,157,714
                                              -----------    ----------
COMMITMENTS AND CONTINGENCIES (NOTE 6)
PARTNERS' EQUITY:
  CONTRIBUTED EQUITY.....................       9,901,600     9,901,600
  UNDISTRIBUTED EARNINGS.................      16,922,361    13,462,010
                                              -----------   -----------
          TOTAL PARTNERS' EQUITY.........      26,823,961    23,363,610
                                              -----------   -----------
  TOTAL LIABILITIES AND PARTNERS' EQUITY     $102,147,363  $104,641,595
                                              ===========   ===========

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.


                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                              STATEMENTS OF INCOME
               FOR THE YEARS ENDED OCTOBER 31, 1995, 1994 AND 1993



                                           1995           1994          1993
                                         ----------    ----------    ----------

OPERATING REVENUES.................     $43,835,619   $47,955,622  $49,738,504
OPERATING EXPENSES:
  FUEL.............................       9,193,490    14,079,684   16,449,118
  DEPRECIATION AND AMORTIZATION....       3,578,572     3,575,442    3,576,710
  LABOR, SUPPLIES AND OTHER........       6,614,543     6,959,891    6,343,755
                                         ----------    ----------   ----------
          TOTAL OPERATING EXPENSES.      19,386,605    24,615,017   26,369,583
                                         ----------    ----------   ----------
          OPERATING INCOME.........      24,449,014    23,340,605   23,368,921
                                         ----------    ----------   ----------
OTHER INCOME AND EXPENSE:
  INTEREST INCOME AND OTHER........         955,299       477,666      448,961
  GENERAL AND ADMINISTRATIVE.......        (773,610)     (784,401)    (653,373)
  INTEREST EXPENSE.................      (8,165,273)   (8,654,453)  (9,091,695)
                                         ----------    ----------   ----------
          TOTAL OTHER INCOME AND EXPENSE (7,983,584)   (8,961,188)  (9,296,107)
                                         ----------    ----------   ----------
PARTNERSHIP INCOME.................     $16,465,430   $14,379,417  $14,072,814
                                         ==========    ==========   ==========

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.


                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                         STATEMENTS OF PARTNERS' EQUITY
               FOR THE YEARS ENDED OCTOBER 31, 1995, 1994 AND 1993



                                    GENERAL      LIMITED                  UNREALIZED     TOTAL
                                   PARTNERS'    PARTNERS'  UNDISTRIBUTED  LOSSES ON    PARTNERS'
                                     EQUITY      EQUITY       EARNINGS    SECURITIES    EQUITY
                                     ------      ------       --------    ----------    ------

Balance, October 31, 1992....         $100   $9,901,500    $13,509,779   $       --   $23,411,379
  NET INCOME.................           --           --     14,072,814           --    14,072,814
  CASH DISTRIBUTIONS.........           --           --    (15,000,000)          --   (15,000,000)
                                       ---   ----------    -----------    ---------   -----------
BALANCE, OCTOBER 31, 1993....          100    9,901,500     12,582,593           --    22,484,193
  NET INCOME.................           --           --     14,379,417           --    14,379,417
  CASH DISTRIBUTIONS.........           --           --    (13,500,000)          --   (13,500,000)
                                       ---   ----------    -----------    ---------   -----------
BALANCE, OCTOBER 31, 1994....          100    9,901,500     13,462,010           --    23,363,610
  NET INCOME.................           --           --     16,465,430           --    16,465,430
  CASH DISTRIBUTIONS.........           --           --    (13,000,000)          --   (13,000,000)
  CHANGE IN UNREALIZED LOSSES ON
     AVAILABLE-FOR-SALE
     SECURITIES..............           --           --             --      (5,079)        (5,079)
                                       ---   ----------    -----------   ---------    -----------
BALANCE, OCTOBER 31, 1995....         $100   $9,901,500    $16,927,440   $  (5,079)   $26,823,961
                                      ====   ==========    ===========   =========    ===========

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.


                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED OCTOBER 31, 1995, 1994 AND 1993

                                                  1995            1994          1993
                                                  ----            ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  PARTNERSHIP INCOME.......................     $16,465,430   $14,379,417  $14,072,814
  ADJUSTMENTS TO RECONCILE PARTNERSHIP INCOME TO
     NET CASH PROVIDED FROM OPERATING
     ACTIVITIES --
       DEPRECIATION AND AMORTIZATION.......       3,578,572     3,575,442    3,576,710
       REALIZED (GAINS) LOSSES ON SALES OF
          AVAILABLE-FOR-SALE SECURITIES, NET           (465)       10,189      (22,701)
       CHANGE IN OPERATING ASSETS &
          LIABILITIES --
          ACCOUNTS RECEIVABLE -- TRADE.....      (5,639,506)    7,560,768   (6,403,581)
          SUPPLIES INVENTORY...............         (92,194)     (301,309)     (11,406)
          PREPAID INSURANCE................         (37,008)      (69,663)       4,270
          ACCOUNTS PAYABLE.................      (1,225,933)   (1,375,739)   1,516,130
          INTEREST PAYABLE.................         (86,929)      (77,740)     (69,540)
          PAYABLE TO AFFILIATE.............        (449,312)      463,194   (1,130,695)
          OTHER, NET.......................         (45,049)           --           --
                                                -----------   -----------  -----------
            NET CASH PROVIDED BY OPERATING
               ACTIVITIES..................      12,467,606    24,164,559   11,532,001
                                                -----------   -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  PURCHASES OF AVAILABLE-FOR-SALE SECURITIES    (34,628,300)  (25,334,642) (16,319,709)
  PROCEEDS FROM SALES AND MATURITIES OF
     AVAILABLE-FOR-SALE SECURITIES.........      37,795,441    20,232,824   20,074,603
  ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT,
     NET...................................         (47,474)      (21,066)    (131,924)
                                                -----------   -----------  -----------
            NET CASH PROVIDED BY (USED IN)
               INVESTING ACTIVITIES........       3,119,667    (5,122,884)   3,622,970
                                                -----------   -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  REDUCTIONS OF LONG-TERM LIABILITIES, NET.      (4,192,409)   (3,587,576)  (3,250,397)
  CASH DISTRIBUTIONS TO PARTNERS...........     (13,000,000)  (13,500,000) (15,000,000)
                                                -----------   -----------  -----------
            NET CASH USED IN FINANCING
               ACTIVITIES..................     (17,192,409)  (17,087,576) (18,250,397)
                                                -----------   -----------  -----------
NET (DECREASE) INCREASE IN CASH AND CASH
  EQUIVALENTS..............................      (1,605,136)    1,954,099   (3,095,426)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR      5,363,057     3,408,958    6,504,384
                                                -----------   -----------   ----------

CASH AND CASH EQUIVALENTS, END OF YEAR.....      $3,757,921    $5,363,057   $3,408,958
                                                 ==========    ==========   ==========
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND
  FINANCING ACTIVITIES
  UNREALIZED HOLDING LOSSES, NET, ON
     AVAILABLE-FOR-SALE SECURITIES, RECORDED AS
     ADDITIONS TO UNDISTRIBUTED EARNINGS...      $  (5,079)    $     --     $     --

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.


                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                          NOTES TO FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Organization

    Basic American, Inc. (BAI) formed BAF Energy, A California Limited Partnership (BAF Energy or the Partnership) on March 25, 1986, for the purpose of developing, constructing and operating a cogeneration facility. The term of the Partnership is through December 2020 unless terminated earlier in accordance with the Partnership Agreement. The facility produces and sells electricity and steam. On December 6, 1995, the Partnership signed a letter agreement with a third party to lease substantially all of the Partnership's property, plant and equipment and to assign all related contracts. The third party lessee will operate the cogeneration facility through April, 2019 (see Note 8).

    BAF Energy, Inc. (BEI) is the general partner of the Partnership and has an ownership interest of 1 percent. BEI is a wholly owned subsidiary of Basic Vegetable Products, Inc. (BVP). BVP is a wholly owned subsidiary of BAI. As of October 31, 1995, BAI also owned approximately 51 percent of the Limited Partnership units of BAF Energy then outstanding.

    Distributions and profit and loss are allocated 99 percent to the limited partners, based on their proportionate share of limited partnership units, and 1 percent to the general partner.

  Reclassifications

    Certain reclassifications have been made to the 1994 and 1993 financial statements to be consistent with the current year presentation.

  Cash and Cash Equivalents

    For purposes of reporting cash flows, cash and cash equivalents include cash on deposit with banks, money market funds, and commercial paper. Cash paid for interest during the years ended October 31, 1995, 1994 and 1993 was $8,252,202, $8,732,052 and $9,161,241, respectively.

  Available-for-Sale Securities

    Effective November 1, 1994, the Partnership adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). The Partnership has classified its investments as available-for-sale securities and as restricted available-for-sale securities and has recorded all securities holdings at fair value. Unrealized gains and losses are reported as a separate component of partners' equity until realized.

    Premiums and discounts are amortized over the life of the related security as an adjustment to interest income using the effective interest method. Interest income is recognized when earned. Realized gains and losses on securities transactions are included in net income and are derived using the specific identification method for determining the cost of securities sold.

    Prior to the November 1, 1994 adoption of SFAS 115, the Partnership's short-term investments were included in cash and short-term investments and were valued at the lower of aggregate cost or market. Such securities have been reclassified as available-for-sale securities to conform with SFAS 115 presentation requirements.

    The effect of adopting SFAS 115 was to recognize net unrealized holding losses of $32,599 as a decrease in partners' equity as of November 1, 1994. At October 31, 1995, net unrealized holding losses were $5,079.

    Restricted securities are required under the term loans described in Note 4.

  Property, Plant and Equipment

    Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property, plant and equipment are computed on a straight-line method principally over the following estimated useful lives:



                                        Years
                                        -----
          Buildings and improvements         30
          Machinery and equipment..     5 to 30

  Major Maintenance Accruals

    The Partnership accrues for the estimated future costs of major overhauls and equipment replacement based upon engineering studies.

  Income Taxes

    Federal and state income tax regulations provide that no income taxes are levied on a partnership. Instead, each partners' share of partnership profit or loss is reported on his or her separate income tax return. Accordingly, no partnership income taxes are provided for in the accompanying financial statements.


(2) AVAILABLE-FOR-SALE SECURITIES

    As of October 31, 1995, the amortized cost and estimated fair values of the Partnership's investments in tax-exempt municipal securities are summarized as follows:
                                           Restricted
                              Available-   Available-
                               for-sale     for-sale
                              Securities   Securities     Total
                              ----------   ----------     -----
     Amortized cost.......    $1,919,184   $7,246,384  $9,165,568
     Gross unrealized losses          --      (5,079)     (5,079)
                              ----------   ----------  ----------
     Estimated fair value.    $1,919,184   $7,241,305  $9,160,489
                              ==========   ==========  ==========

    The amortized cost and estimated fair value of tax-exempt municipal securities by contractual maturity are shown below.

                                             Amortized   Estimated
      Due in fiscal year ending October31      Cost      Fair Value
      -----------------------------------    ---------   ----------
                                      1996  $2,137,292   $2,134,000
                                 1997-2000   7,028,276    7,026,489
                                            ----------   ----------
                                    Total   $9,165,568   $9,160,489
                                            ==========   ==========

Proceeds from sales of investments for the year ended October 31, 1995 are as follow:

               Gross proceeds...     $26,099,037
               Gross gains......     $     4,404
               Gross losses.....     $     3,939


(3) PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment and accumulated depreciation and amortization consist of:
                                                     1995          1994
                                                     ----          ----
     Cost
       Buildings and improvements..........    $  1,410,873 $   1,313,304
       Machinery and equipment.............      98,847,561    98,897,656
                                               ------------  ------------
                                                100,258,434   100,210,960
     Accumulated depreciation and amortization  (24,387,912)  (20,854,389)
                                               ------------  ------------
                                               $ 75,870,522  $ 79,356,571
                                               ============  ============

    On December 6, 1995, the Partnership signed a letter agreement with a third party to lease substantially all of the Partnership's property, plant and equipment (see Note 8).


(4) LONG-TERM LIABILITIES

    Long-term liabilities are summarized as follows:
                                                            1995         1994
                                                            ----         ----
Term loan at 10.88%, due in equal installments through
  March 2004, non-recourse to the Partnership, secured
   by the facility and associated contracts........... $60,514,066  $64,678,085
Term loan at 15.65%, due in equal installments through
  March 2004, with recourse to BEI, secured by the
  facility and associated contracts...............       8,137,159    8,575,025
Major maintenance accruals........................       3,597,865    3,188,389
                                                       -----------  -----------
                                                        72,249,090   76,441,499
Less -- Current maturities........................       5,444,386    5,283,785
                                                       -----------  -----------
                                                       $66,804,704  $71,157,714
                                                       ===========  ===========

Annual Maturities,

    Annual  maturities  of  long-term   liabilities  at  October  31,  1995  are
summarized as follows:

           YEAR ENDING OCTOBER 31       Amount
           ----------------------       ------
                                1996   $5,444,386
                                1997    6,121,107
                                1998    6,716,700
                                1999    7,224,887
                                2000   10,541,918
                          Thereafter   36,200,092
                                       ----------
                                      $72,249,090
                                      ===========

(5) RELATED PARTY TRANSACTIONS

    The Partnership Agreement requires that the Partnership pay BEI a monthly administrative fee. This fee amounted to $146,596, $139,613 and $132,966 for the years ended October 31, 1995, 1994 and 1993, respectively.

    The Partnership has entered into a ground lease with a remaining term of 23 years with BAI for the land on which the facility is located. The lease includes options to extend the lease term up to an additional 30 years. Rent was $146,572, $139,593 and $132,946 for the years ended October 31, 1995, 1994 and
1993, respectively. Rents will escalate at the rate of 5% each year. In fiscal 1996, this lease will be assigned to a third party lessee pursuant to a letter agreement discussed at Note 8.

    The Partnership negotiated a steam sales contract with a remaining term of 23 years with Basic Vegetable Products, LP (BVP, LP). The General Partner of BVP, LP is BVP. Under the contract, the Partnership supplies steam to BVP, LP's King City, California food processing plant. Revenues recorded under the contract totaled $669,341, $840,959 and $1,068,141 in 1995, 1994 and 1993,
respectively. In fiscal 1996, this contract will also be assigned (see Note 8).


(6) COMMITMENTS AND CONTINGENCIES

  Facilities

    The Partnership executed an Operations and Maintenance (O & M) Agreement with Bechtel North American Power Corporation (Bechtel) in which Bechtel is required to operate and maintain the facility for a term of five years from May 1989. The Partnership reimburses Bechtel for all costs incurred in the performance of the service. O & M expenses paid totaled $3,665,168, $3,884,943 and $4,556,321 in 1995, 1994 and 1993, respectively, including a payment of base fees of $275,000, $387,456 and $500,000 per year, respectively, and a payment of earned fees of $380,000, $306,803 and $902,430 per year, respectively. The agreement also provided for a "high performance" bonus fee dependent on meeting certain performance standards. In April 1994, the O & M Agreement was renegotiated and extended through October 1998. The renegotiated terms include payment of base fees of $275,000 and elimination of the high performance bonus fee. The bonus paid in 1994 and 1995 totaled $3,107 and $175,327, respectively. In connection with the anticipated transaction described at Note 8, the Partnership will sever its O & M Agreement with Bechtel. The severance payment will be made with funds directly contributed by the third party lessee.

  Financing

    Calcorp Group, Inc. (CGI), a limited partner, has a put option to sell its 23 percent investment in the Partnership back to the Partnership at fair market value in certain circumstances. The put is subject to a subordination agreement with the Partnership's lenders. CGI has entered into a technical support agreement with the Partnership, wherein CGI is reimbursed for services rendered based upon time and expenses incurred.
(7) REVENUE RECOGNITION

    BEI has an exclusive Power Purchase Agreement with Pacific Gas and Electric (PG&E) under which PG&E pays capacity payments, as defined in the agreement, and purchases all available energy, except for amounts sold to BVP, LP (see Note 5). The Partnership receives substantially all of its capacity payments from PG&E during May through October, and receives payment for energy sales to PG&E during May through January. In fiscal 1996, this agreement will be assigned to a third party lessee pursuant to a letter agreement discussed at Note 8.

(8) SIGNIFICANT LEASE TRANSACTION

    On December 6, 1995, BAF Energy signed a letter agreement with a third party to enter into a 23-year lease of the cogeneration property, plant and equipment and to assign all related contracts. Under the terms of the lease, the lessee will assume all rights and responsibilities related to the ground lease (see
Note 5), the BVP, LP steam sales contract (see Note 5), and the PG&E Power Purchase Agreement (see Note 7). BAF Energy expects to sign the lease in early 1996.

                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                            CONDENSED BALANCE SHEETS





                                             JANUARY 31,   OCTOBER 31,
                                                1996           1995
                                                ----           ----
                                           (UNAUDITED)
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS............      $2,211,511     $3,757,921
  AVAILABLE FOR SALE SECURITIES........              --      1,919,184
  RESTRICTED AVAILABLE-FOR-SALE SECURITIES   10,953,152      7,241,305
  ACCOUNTS RECEIVABLE -- TRADE.........       2,703,251     10,916,919
  SUPPLIES INVENTORY...................       2,128,361      2,153,129
  PREPAID INSURANCE....................         144,633        288,383
          TOTAL CURRENT ASSETS.........      18,140,908     26,276,841
                                            -----------    -----------
PROPERTY, PLANT AND EQUIPMENT..........     100,258,434    100,258,434
  ACCUMULATED DEPRECIATION AND AMORTIZATION (25,280,413)   (24,387,912)
                                            -----------    -----------
                                             74,978,021     75,870,522
                                            -----------    -----------
                                            $93,118,929   $102,147,363
                                            ===========   ============
LIABILITIES AND PARTNERS' EQUITY
CURRENT LIABILITIES:
  ACCOUNTS PAYABLE.....................        $811,919     $1,598,177
  INTEREST PAYABLE.....................       3,273,915      1,309,566
  PAYABLE TO AFFILIATE.................          38,428        166,569
  CURRENT PORTION OF LONG-TERM LIABILITIES    5,546,361      5,444,386
                                            -----------    -----------
          TOTAL CURRENT LIABILITIES....       9,670,623      8,518,698
                                            -----------    -----------
LONG-TERM LIABILITIES..................      66,702,729     66,804,704
                                            -----------    -----------
COMMITMENTS AND CONTINGENCIES..........              --             --
PARTNERS' EQUITY:
  CONTRIBUTED EQUITY...................       9,901,600      9,901,600
  UNDISTRIBUTED EARNINGS...............       6,843,977     16,922,361
                                            -----------    -----------
          TOTAL PARTNERS' EQUITY.......      16,745,577     26,823,961
                                            -----------    -----------
                                            $93,118,929   $102,147,363
                                            ===========   ============

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                         CONDENSED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                THREE MONTHS ENDED
                                                    JANUARY 31,

                                               1996             1995
                                               ----             ----

OPERATING REVENUES.................         $4,957,368       $7,941,577
OPERATING EXPENSES:
  FUEL.............................          1,479,116        3,408,912
  DEPRECIATION AND AMORTIZATION....            892,500        1,072,028
  LABOR, SUPPLIES AND OTHER........          1,066,580        1,431,321
                                            ----------       ----------
          TOTAL OPERATING EXPENSES.          3,438,196        5,912,261
                                            ----------       ----------
            OPERATING INCOME.......          1,519,172        2,029,316
                                            ----------       ----------
OTHER INCOME AND EXPENSE:
  INTEREST INCOME AND OTHER........            154,073          130,313
  GENERAL AND ADMINISTRATIVE.......           (290,763)        (201,340)
  INTEREST EXPENSE.................         (1,965,945)      (2,094,761)
                                            ----------       ----------
          TOTAL OTHER INCOME AND EXPENSE    (2,102,635)      (2,165,788)
                                            ----------       ----------
PARTNERSHIP LOSS...................          $(583,463)       $(136,472)
                                            ==========       ==========

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                                                                     THREE MONTHS ENDED
                                                                        JANUARY 31,

                                                                   1996              1995
                                                                   ----              ----
Net Cash Provided by Operating Activities...................     $9,779,417       $2,298,789
                                                                 ----------       ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  PURCHASES OF AVAILABLE-FOR-SALE SECURITIES................    (25,170,795)     (12,290,102)
  PROCEEDS FROM SALES AND REDEMPTIONS OF AVAILABLE-FOR-SALE
     SECURITIES............................................      23,344,968       12,841,335
  ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT, NET..........              --          (20,189)
         NET CASH (USED IN) PROVIDED BY INVESTING  ACTIVITIES    (1,825,827)         531,044
                                                                 ----------       ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  INCREASE IN LONG-TERM LIABILITIES, NET.....................            --          307,110
  CASH DISTRIBUTIONS TO PARTNERS.............................    (9,500,000)      (8,500,000)
                                                                 ----------       ----------
          NET CASH USED IN FINANCING ACTIVITIES..............    (9,500,000)      (8,192,890)
                                                                 ----------       ----------
NET DECREASE IN CASH AND CASH EQUIVALENTS....................    (1,546,410)      (5,363,057)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD...............     3,757,921        5,363,057
                                                                 ----------       ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD.....................    $2,211,511       $       --
                                                                 ==========       ==========
SUPPLEMENTARY INFORMATION:
  UNREALIZED HOLDING GAINS/LOSSES, NET, ON AVAILABLE-FOR-SALE
     SECURITIES, RECORDED AS ADDITIONS TO UNDISTRIBUTED
     EARNINGS...............................................       $5,079              $--
  CASH PAID DURING THE PERIOD FOR INTEREST..................       $   --              $--

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                   BAF ENERGY,
                        A CALIFORNIA LIMITED PARTNERSHIP

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                JANUARY 31, 1996
                                   (UNAUDITED)

(1) GENERAL

Organization

    BAF Energy, A California Limited Partnership (BAF Energy or the Partnership) was founded in 1986 and is engaged in the development, construction and operation of a cogeneration facility. The term of the Partnership is through December 2020 unless terminated earlier in accordance with the Partnership Agreement. The facility produces and sells electricity and steam.

    BAF Energy, Inc. (BEI) is the general partner of the Partnership and has an ownership interest of 1 percent. BEI is a wholly owned subsidiary of Basic
Vegetable Products, Inc. (BVP). BVP is a wholly owned subsidiary of Basic American, Inc. (BAI). As of January 31, 1996, BAI also owned approximately 51 percent of the limited partnership units of BAF Energy then outstanding.

    Distributions and profit and loss are allocated 99 percent to the limited partners, based on their proportionate share of limited partnership units, and 1 percent to the general partner.

Basis of Interim Presentation

    The accompanying interim condensed financial statements of the Partnership have been prepared by the Partnership, without audit by independent public accountants, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the condensed consolidated financial statements include all normal recurring adjustments necessary to present fairly the information required to be set forth therein. Certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from these statements pursuant to such rules and regulations and, accordingly, should be read in conjunction with the audited financial statements of the Partnership for the year ended October 31, 1995.
Consistent with the operating schedule of the cogeneration facility, the Partnership receives a majority of its operating revenue between May and September. Therefore, the results of operations for the three months ended January 31, 1996 and 1995 are not indicative of the results for the entire year.


(2) RELATED PARTY TRANSACTIONS

    The Partnership Agreement requires that the Partnership pay BEI a monthly administrative fee. This fee amounted to $37,558 and $35,770 for the quarters ended January 31, 1996 and 1995, respectively.

    The Partnership has entered into a ground lease with BAI for the land on which the facility is located. Rent was $37,554 and $35,764 for the quarters ended January 31, 1996 and 1995, respectively.

    The  Partnership  negotiated  a steam sales  contract  with Basic  Vegetable
Products, LP (BVP, LP). The General Partner of BVP, LP is BVP. Under the contract, the Partnership supplies steam to BVP, LP's food processing plant. Revenues recorded under the contract totaled $38,333 and $55,788 for the quarters ended January 31, 1996 and 1995, respectively.

(3) PARTNERS' EQUITY:

    The Partnership made distributions of $9,500,000 and $8,500,000 for the quarters ended January 31, 1996 and 1995, respectively.


(4) SIGNIFICANT LEASE TRANSACTION:

    In April 1996, the Partnership signed an agreement with a third party to enter into a 23-year lease of the cogeneration property, plant and equipment and to assign all related contracts. Under the terms of the lease, the lessee will assume all rights and responsibilities related to the ground lease with BAI (see
Note 2), the BVP, LP steam sales contract (see Note 2) and a Pacific Gas & Electric (PG&E) Power Purchase Agreement. The ground lease has a remaining term of 23 years with BAI for the land on which the facility is located. This lease includes options to extend the lease term up to an additional 30 years. The BVP, LP steam sales contract has a remaining term of 23 years. The PG&E Power Purchase Agreement states that PG&E pays capacity payments, as defined in the agreement, and purchases all available energy, except for amounts sold to BVP, LP.